Exhibit 32.2

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Scott E. Doyle, Chief Executive Officer of Spire Missouri Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the period ended September 30, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date:	November 14, 2025	Signature:	/s/ Scott E. Doyle
Scott E. Doyle
Chief Executive Officer

Section 1350 Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, Melinda S. Rush, Chief Financial Officer and Assistant Treasurer of Spire Missouri Inc., hereby certify that:

(a)
To the best of my knowledge, the accompanying report on Form 10-K for the period ended September 30, 2025, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(b)
To the best of my knowledge, the information contained in the accompanying report on Form 10-K for the period ended September 30, 2025, fairly presents, in all material respects, the financial condition and results of operations of Spire Missouri Inc.

Date:	November 14, 2025	Signature:	/s/ Melinda S. Rush
Melinda S. Rush
Chief Financial Officer and Assistant Treasurer